CLAYMORE TRUST

Claymore Core Equity Fund

Supplement to the Prospectus dated April 1, 2006

At a meeting of the Board of Trustees of Claymore Trust on March 23, 2007, the Board voted to terminate the Claymore Core Equity Fund (the “Fund”) and to redeem the outstanding shares of the Fund. It is expected that the shares of the Fund will be redeemed on or about April 18, 2007. Effective March 23, 2007, the Fund is closed to new investment and shareholders may redeem their shares until the date of termination.

Claymore Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

March 23, 2007